_________________________________________________________________


                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                  Date of Report (Date of earliest Event
                       Reported):  October 28, 1997


          SEQUOIA MORTGAGE FUNDING CORPORATION, (as depositor).


               SEQUOIA MORTGAGE FUNDING CORPORATION
      -----------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware               333-22681          91-1771827
----------------------------   ------------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)



       591 Redwood Highway
       Suite 3120
       Mill Valley, California                       94941
     ---------------------------                  ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (415) 381-1765
                                                   ----- --------

_________________________________________________________________


Item 5.   Other Events.
----      ------------

Incorporation of Certain Documents by Reference.
-----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on AMBAC Indemnity Corporation, SEC No-Action Letter (December 19, 1996), Sequoia Mortgage Funding Corporation (the "Company") will incorporate by reference into the Company's registration statement (File No. 333-22681), the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1996 and December 31, 1995, and for the three year period ended December 31, 1996, included in the Current Report on Form 8-K of AMBAC Inc. (which was filed with the Securities and Exchange Commission on March 12, 1997) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of June 30, 1997, and for the periods ended June 30, 1997 and June 30, 1996, included in the Quarterly Report on Form 10-Q of Ambac Financial Group for the period ended June 30, 1997 (which was filed with the Securities and Exchange Commission on August 14, 1997). Such financial statements will be referred to in the prospectus supplement dated October 24, 1997 relating to Sequoia Mortgage Trust 2 Collateralized Mortgage Bonds. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of KPMG Peat Marwick LLP to the use of its name in such prospectus supplement. The consent of KPMG Peat Marwick LLP is attached hereto as Exhibit 23.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23    Consent of KPMG Peat Marwick LLP.


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         SEQUOIA MORTGAGE FUNDING CORPORATION



                         By: /s/ Vickie L. Rath
                             -----------------------------------
                               Vickie L. Rath
                               Treasurer and Assistant Secretary

Dated:  October 28, 1997


                               Exhibit Index
                               -------------


Exhibit
-------

23        Consent of KPMG Peat Marwick LLP


                                Exhibit 23
                                ----------


                       INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation

We consent to the incorporation by reference in the registration statement (No. 333-22681) of Sequoia Mortgage Funding Corporation (the "Registrant") and in the Prospectus Supplement of the Registrant dated October 24, 1997 (the "Prospectus Supplement") of our report dated January 30, 1997 on the consolidated financial statements of Ambac Assurance Corporation (formerly AMBAC Indemnity Corporation) as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, which report appears in the Form 8-K of Ambac Financial Group, Inc., (formerly AMBAC Inc.) dated March 12, 1997 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.

                                   /s/ KPMG Peat Marwick LLP



New York, New York
October 24, 1997


                             BROWN & WOOD LLP
                          One World Trade Center
                         New York, New York  10048
                        Telephone:  (212) 839-5300
                        Facsimile:  (212) 839-5599



                                        October 28, 1997


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  Sequoia Mortgage Funding Corporation
          Sequoia Mortgage Trust 2
          Collateralized Mortgage Bonds
          ------------------------------------

Ladies and Gentlemen:

     On behalf of Sequoia Mortgage Funding Corporation (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, including, as an exhibit thereto, a consent of KPMG Peat Marwick LLP in connection with the above-referenced transaction.

                                        Very truly yours,


                                        /s/ Steven Z. Hodaszy

                                        Steven Z. Hodaszy

Enclosure